SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF THE LISTED FUND

DWS Intermediate Tax/AMT Free Fund

The following changes are effective on or about April 28, 2014:

The following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” subheading of the ”MANAGEMENT” section of the summary section of the fund’s prospectus.

Philip G. Condon, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 1998.

Ashton P. Goodfield, CFA, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 1990.

Matthew J. Caggiano, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.

The following information replaces the existing disclosure contained under the ”MANAGEMENT” subheading of the ”FUND DETAILS” section of the fund’s prospectus.

Philip G. Condon, Managing Director. CoLead Portfolio Manager of the fund. Began managing the fund in 1998.

■	Joined Deutsche Asset & Wealth Management in 1983.

■	Head of Municipal Bonds.

■	BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA, Managing Director. CoLead Portfolio Manager of the fund. Began managing the fund in 1990.

■	Joined Deutsche Asset & Wealth Management in 1986.

■	BA, Duke University.

Matthew J. Caggiano, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.

■	Joined Deutsche Asset & Wealth Management in 1989.

■	BS, Pennsylvania State University; MS, Boston College.

Please Retain This Supplement for Future Reference

April 15, 2014 PROSTKR-370